Investment securities and fair value disclosure - Rollforward of liabilities (Details) - Contingent consideration in relation to investments and acquisitions - Level 3 - CNY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
Contingent consideration in relation to investments and acquisitions
Balance at beginning	¥ 120	¥ 921
Payment		(770)
Net decrease in fair value	(45)	(17)
Additions	4,790
Foreign currency translation adjustments	257	(14)
Balance at end	¥ 5,122	¥ 120